EXHIBIT 16



                                                               September 6, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sir/Madam:

     Please allow this letter to serve as confirmation that Baratz & Associates, PA. agrees with the statements made by Tasty Fries, Inc. in the current report, Form 8-K, dated September 6, 2002.


                                            Very truly yours,

                                            Baratz & Associates, PA.